Earnings per share	6 Months Ended
Jun. 30, 2022
Earnings per share [abstract]
Earnings per share	Earnings per share
Basic net result per share is calculated by dividing the net result attributable to shareholders by the weighted average number of shares issued and outstanding during the interim periods presented, excluding any shares held as own shares. Diluted net result per share additionally takes into account the potential conversion of all dilutive potential ordinary shares.

for the six months ended June 30	2022	2021
Weighted average number of shares used in computing basic earnings per share	32,409,491	29,705,254
Weighted average number of shares used in computing diluted earnings per share	33,176,481	29,705,254
At June 30, 2022, the number of shares that are dilutive is 766,990.